Exhibit 99.01

© Copyright 2016 Tonix Pharmaceuticals - Confidential - Do not duplicate or distribute NASDAQ: TNXP Investor Presentation February 2016 © 2016 Tonix Pharmaceuticals Holding Corp. Version: P0007 - 02 - 22 - 16

2 © Copyright 2016 Tonix Pharmaceuticals Cautionary note on forward - looking statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995 . These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others . These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially . There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements . These factors include, but are not limited to, substantial competition ; our possible need for additional financing ; uncertainties of patent protection and litigation ; uncertainties of government or third party payor reimbursement ; limited research and development efforts and dependence upon third parties ; and risks related to failure to obtain U . S Food and Drug Administration clearances or approvals and noncompliance with its regulations . As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products . The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by the Company on its website or otherwise . Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law . Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31 , 2014 and Quarterly Report on Form 10 - Q for the period ended September 30 , 2015 , as filed with the Securities and Exchange Commission (the “SEC”) on February 27 , 2015 and November 6 , 2015 , respectively, and future periodic reports filed with the SEC on or after the date hereof . All of the Company's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements .

3 © Copyright 2016 Tonix Pharmaceuticals Developing innovative medicines for large and growing markets • Targeting a common pain condition and a serious psychiatric disorder ‒ One clinical - stage proprietary candidate targeting two indications ‒ Differentiated products with potential for sustainable competitive advantages • 2016 to reveal results from two clinical trials ‒ Fibromyalgia – Phase 3 to report in 3Q ‒ Post - traumatic stress disorder – Phase 2 to report in 2Q • All intellectual property owned by Tonix

4 © Copyright 2016 Tonix Pharmaceuticals Candidate Indication Near - term Catalyst TNX - 102 SL ( Tonmya ™ *) Fibromyalgia Top line data 3Q 2016 TNX - 102 SL Post - Traumatic Stress Disorder Top line data 2Q 2016 Pipeline led by TNX - 102 SL for fibromyalgia Preclinical Phase 1 Phase 2 Phase 3 NDA Market NDA = New Drug Application; FDA = U.S. Food and Drug Administration. T NX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication. * Tonmya ™ has been conditionally accepted by the FDA as the proposed tradename of TNX - 102 SL for fibromyalgia. PCH3

5 © Copyright 2016 Tonix Pharmaceuticals Concept: Fibromyalgia is inappropriate central pain signaling in the absence of peripheral injury Pain is a sensor system in the brain, like a check engine light on a car’s dashboard No pain PAIN Healthy + + = = PAIN Fibromyalgia PAIN + + = = = engine working normally no cause for alarm = engine not working alarm justified The p ain alarm is turned on in fibromyalgia even though there’s no peripheral tissue injury

Fibromyalgia is a chronic, debilitating disorder that imposes a significant societal and economic burden

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- **Fibromyalgia is considered neurobiological disorder characterized by[1]:**
  - Chronic widespread pain
  - Nonrestorative sleep
  - Fatigue
  - Diminished cognition
- **Believed to result from amplified sensory and pain signaling in central nervous system[1]**
- **Causes significant impairment in all areas of life[2]**
  - Lower levels of health-related quality of life – reduced daily functioning
  - Interference with work (loss of productivity, disability)
- **Inflicts substantial strain on the healthcare system**
  - Average patient has 20 physician office visits per year[3]
  - Annual direct medical costs are twice those for non-fibromyalgia individuals[4]

---

[1]*Phillips K & Clauw DJ, Best Pract Res Clin Rheumatol 2011;25:141.*
[2]*Schaefer et al., Pain Pract, 2015, May 16.*
[3]*Robinson et al, Pain Medicine 2013;14:1400.*
[4]*White et al, J Occupational Environ Med 2008;50:13.*

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Fibromyalgia is a prevalent disorder but remains underdiagnosed

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Affects 2-6%
of U.S. adults

Estimated that >22 million prescriptions are issued for the treatment of fibromyalgia (on- and off-label usage) each year[2,4]

- **1.1% diagnosis rate = 2.7 million U.S. adults[1]**
  - Suggests under-diagnosis
- **Approximately 2.3 million U.S. adults receive treatment[2]**
- **<u>Approved</u> drugs achieved 2014 U.S. sales of $1.2 billion[3]**
  - Represent about 5.6 million prescriptions[4]

[1]Lawrence et al, Arthritis Rheum 2008;58:26; Vincent et al, Arthritis Care Res 2013;65:786; Jones et al, Arthritis Rheum 2015;67:568.
[2]Robinson RL et al, Pain Med 2012;13:1366.
[3]Product sales derived from IMS MIDAS; IMS NDTI used to factor usage for fibromyalgia; data accessed April 2015.
[4]Independent study conducted by IMS Consulting Group, April 2015 using IMS MIDAS (ex-manufacturing price), factored for fibromyalgia based on IMS National Disease and Therapeutic Index (NDTI).

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8 © Copyright 2016 Tonix Pharmaceuticals Fewer than half of those treated for fibromyalgia receive sustained benefit from the three FDA - approved drugs • The treatment objective is to restore functionality and quality of life by broadly improving symptoms while avoiding significant side effects • The majority fail therapy due to lack of a response or poor tolerability 1 Respond, but intolerant of side effects Do not respond 25% 35% 60% failure rate 1 Market research by Frost & Sullivan, commissioned by Tonix (2011). T reated P opulation

Large need for new fibromyalgia therapies that provide broad symptom improvement with better tolerability

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- **Currently-approved medications may have side effects that limit long-term use[1]**
  - Many patients skip doses or discontinue altogether within months of treatment initiation
- **Medication-related side effects may be similar to fibromyalgia symptoms**
- **High rates of discontinuation, switching and augmentation**
  - Attempt to treat multiple symptoms and/or avoid intolerable side effects
  - Average of 2-3 medications used simultaneously[2]
  - The typical patient has tried six different medications[3]
- **Substantial off-label use of narcotic painkillers and prescription sleep aids[3]**

[1]Nuesch et al, Ann Rheum Dis 2013;72:955-62.
[2]Robinson RL et al, Pain Medicine 2012;13:1366.
[3]"Patient Trends: Fibromyalgia", Decision Resources, 2011.

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10 © Copyright 2016 Tonix Pharmaceuticals Tonix is developing TNX - 102 SL for fibromyalgia • Advanced sublingual tablet containing low - dose cyclobenzaprine (CBP ) ‒ Designed for daily bedtime administration with no titration ‒ Efficient transmucosal absorption ‒ Avoidance of first - pass metabolism reduces formation of long - lived metabolite • TNX - 102 SL’s pharmacologic action is believed to improve sleep quality ‒ Non - restorative sleep is a common clinical and diagnostic feature of fibromyalgia 1 ‒ Evolving understanding of the role of sleep in pain control and fibromyalgia development 2 ‒ TNX - 102 SL targets receptors believed to play key roles in sleep physiology • Phase 2b “BESTFIT” study was successfully completed in 3Q14 • Top line data from ongoing Phase 3 “AFFIRM” study expected to report in 3Q16 1 Swick TJ, Ther Adv Musculoskel Dis 2011;3:167 - 178 . 2 Choy EHS, Nat Rev Rheumatol adv online pub 28 April 2015. TNX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication .

11 © Copyright 2016 Tonix Pharmaceuticals Phase 2b “BESTFIT” study of TNX - 102 SL in fibromyalgia • BESTFIT = BE dtime S ublingual T NX - 102 SL as F ibromyalgia I ntervention T herapy ‒ Randomized , double - blind, placebo - controlled trial ‒ 2010 American College of Rheumatology diagnostic criteria for fibromyalgia ‒ 205 participants randomized 1:1 at 17 U.S. sites ‒ S ublingual tablet of TNX - 102 SL 2.8 mg or placebo daily at bedtime for 12 weeks ‒ Evaluated measures of pain, sleep quality, and other assessments of fibromyalgia TNX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication.

BESTFIT results on key clinical endpoints

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Category	Endpoint – week 12[1]	*p* value
Pain Relief	30% responder analysis[2]	**0.033**
Sleep Quality	PROMIS Sleep Disturbance	0.005
Overall response to therapy	PGIC	0.025
Assessment of disease impact	FIQ-R Total score	0.014

$p < 0.05$ → statistically significant

BESTFIT pre-specified primary endpoint: change in week 12 mean pain score (p=0.172)

- PROMIS = Patient-Reported Outcomes Measurement Information System
- PGIC = Patient Global Impression of Change
- FIQ-R = Fibromyalgia Impact Questionnaire - Revised

[1]Intent-to-treat analysis, N=205 (TNX-102 SL N=103, placebo N=102).
[2]FDA-accepted primary endpoint in current Phase 3 AFFIRM study.
Source: Phase 2b BESTFIT study data.
TNX-102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication.

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13 © Copyright 2016 Tonix Pharmaceuticals TNX - 102 SL safety and tolerability profile in the BESTFIT study • No serious adverse events (SAE) reported with TNX - 102 SL • Systemic adverse events reported by at least 3% of the total BESTFIT population • Most frequent local adverse events were administration site reactions ‒ Previously reported in Phase 1 studies; no detectable bias on efficacy results ‒ Transient tongue numbness ( 44% TNX=102 SL vs . 2% placebo) ‒ Abnormal taste (8% TNX - 102 SL vs . 0% placebo ) • Trial completion rates of 86% with TNX - 102 SL vs. 83% with placebo TNX 102 SL (N=103) Placebo (N=101) Somnolence 1.9 6.9 Dry Mouth 3.9 4.0 Back Pain 4.9 3.0 Source: Phase 2b BESTFIT study data. TNX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication.

14 © Copyright 2016 Tonix Pharmaceuticals • Phase 3 AFFIRM Study is underway • Second Phase 3 Study (“REAFFIRM”) expected to begin in 2Q 2016 - E xpected to be similar to AFFIRM in design and size TNX - 102 SL in Phase 3 clinical development for fibromyalgia • Randomized, double - blind, placebo - controlled study in fibromyalgia • N=500; approximately 35 U.S. clinical sites • Primary efficacy endpoint: ‒ Difference in 30% pain responder analysis at Week 12 between TNX - 102 SL and placebo Placebo once - daily at bedtime 12 weeks TNX - 102 SL once - daily at bedtime N = 250 N = 250 2.8 mg open - label extension TNX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication. Top line data expected 3 Q 2016

15 © Copyright 2016 Tonix Pharmaceuticals Candidate Indication Near - term Catalyst TNX - 102 SL Post - Traumatic Stress Disorder Top line data 2Q 2016 TNX - 102 SL in Phase 2 development for post - traumatic stress disorder (PTSD) Preclinical Phase 1 Phase 2 Phase 3 NDA Market * Tonmya ™ has been conditionally accepted by the FDA as the proposed tradename of TNX - 102 SL for fibromyalgia. NDA = New Drug Application; FDA = U.S. Food and Drug Administration. T NX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication.

16 © Copyright 2016 Tonix Pharmaceuticals PTSD is a chronic stress disorder triggered by a traumatic event • PTSD is characterized by: • Considered a stress response, but prolonged and does not resolve with time ‒ 20% of women and 8 % of men who experience significant trauma develop PTSD 1 • Associated with significant life disruption ‒ Social isolation, inability to maintain employment, loss of independent living ‒ Unpredictable acts of violence, suicidal thoughts – re - experiencing the triggering event – negative alterations in mood/cognition – situation/stimulus avoidance – hypervigilance (anxiety, difficulty sleeping) 1 Kessler et al, Arch Gen Psychiatry 1995;52:1048.

PTSD is a prevalent problem for both civilians and the military

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Affects 3.5%
(8.5 M) U.S. Adults[1]

- **~70% are considered to have moderate to severe symptoms**
- **Of those diagnosed, ~50% utilize professional healthcare (psycho/pharmacotherapy)[2]**

- **Higher prevalence in military population**
  - 20% of veterans from recent conflicts will have potential/provisional PTSD[3]
  - ~638,000 veterans with PTSD in the VA health system (2012)[4]
  - Majority are male
  - Alcohol and substance abuse are common

[1]*Kessler RC at al, Arch Gen Psychiatry 2013;62:617; U.S. Census Bureau, 2013 Projection.*
[2]*Wang et al, Arch Gen Psychiatry 2005;62:629.*
[3]*Report on VA Facility Specific Operation Enduring Freedom (OEF), Operation Iraqi Freedom (OIF), and Operation New Dawn (OND) Veterans Diagnosed with Potential or Provisional PTSD.*
[4]*Bowe et al, J Dual Diagnosis 2015;11:22.*

© Copyright 2016 Tonix Pharmaceuticals

18 © Copyright 2016 Tonix Pharmaceuticals PTSD veteran population: recent conflicts only Veteran Administration (VA) records indicate that 20% of veterans from recent conflicts will have potential or provisional PTSD Source: Report on VA Facility Specific Operation Enduring Freedom (OEF), Operation Iraqi Freedom (OIF), and Operation New Daw n (OND) Veterans Diagnosed with Potential or Provisional PTSD. Cumulative from 1 st Otr FY 2002 through Qtr FY 2014 (October 1, 2001 – March 31, 2014) 1,781,000 350,898 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 2,000,000 Veterans of Recent Conflicts PTSD Veterans Involved in Recent Conflicts Veterans From Recent Conflicts

19 © Copyright 2016 Tonix Pharmaceuticals PTSD veteran population: all conflicts 1 Bernardy et al., J Clin Psychiatry, 2012, 73:297 - 303 2 Bowe et al, J Dual Diagnosis, 2014, 11:22 - 32 As of 2012, the number of veterans within VA diagnosed with PTSD reach 638,451 2 100,000 200,000 300,000 400,000 500,000 600,000 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Vets in VA diagnosed with PTSD The number of veterans in the VA system and diagnosed with PTSD has been rising 1 • Does not include veterans with PTSD not treated or diagnosed in the VA system

Significant gap in current therapeutic landscape for PTSD

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- **Medicines approved for PTSD often provide inadequate and/or inconsistent benefit**
  - Limited to two SSRI antidepressants, both of which carry suicidality warnings
  - U.S. Institute of Medicine (IOM) concluded that evidence of treatment effect is low[1]
  - Lack of efficacy evidence in those with a history of combat-related trauma[2]
- **Sleep dysfunction in PTSD is resistant to currently-approved options**
  - 95%+ report insomnia, 83% report recurrent dreams of the trauma[3]
  - Correlated with disease severity, depression, substance abuse and suicide[4]
  - Drugs approved for insomnia have been shown to not improve PTSD sleep dysfunction
- **Off-label use of anxiolytics, sedative-hypnotics, and antipsychotics is common[5]**
  - Limited evidence of effectiveness; may be harmful
  - May interfere with other treatments such as cognitive behavioral therapy (CBT)

SSRI = selective serotonin reuptake inhibitor.

[1] Marshall et al, Am J Psychiatry 2001;158:1982.
[2] Jonathan Davidson, personal communications, 2014.
[3] Green B. Post-traumatic stress disorder: Symptom profiles in men and women. Curr Med Res Opin 2003;19:200–4.
[4] Germain et al, J Anxiety Disord 2005;19:233; Krakow et al, J Nerv Ment Dis 2002;190:442.
[5] Bernardy et al., J Clin Psychiatry, 2012, 73:297-303.

© Copyright 2016 Tonix Pharmaceuticals

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21 © Copyright 2016 Tonix Pharmaceuticals Targeting sleep quality is a novel mechanism of action in PTSD therapy • PTSD patients complain of sleep disturbance as a core symptom 1 ‒ Distressing dreams (nightmares) are part of “re - experiencing” ‒ Avoidance can be of bed/sleep due to fear of nightmares ‒ Restless sleep is part of the “hyper - arousal” cluster of PTSD diagnostic criteria • Sleep disturbance after trauma is linked to onset of PTSD 2 • Sleep disturbance also correlates with depression, substance abuse and suicidal behaviors in PTSD 3 • TNX - 102 SL is a tricyclic molecule that potently targets three molecular mechanisms 4 , each of which is associated with treating aspects of disturbed sleep, enhancing sleep quality ‒ Blocks the 5 - HT 2A receptor (like trazodone ) ‒ Blocks the α 1 adrenergic receptor (like prazosin ) ‒ Blocks the H 1 receptor (like low - dose doxepin) 1 American Psychiatric Association: Diagnostic and Statistical Manual of Mental Disorders, Fifth Edition, 2013. 2 Koren et al, AJP 159:855 - 857, 2002; Mellman et al, AJP 159:1969 - 1701, 2002. 3 Germain , AJP 170:372 - 382, 2013; McHugh et al, J Traumatic Stress 27:82 - 89, 2014 Betts et al, Journal of Anxiety Disorders 27:735 - 41, 2013. 4 Daugherty et al, Society of Biological Psychiatry 70 th Annual Scientific Convention, May 14 - 16, 2015 Toronto, Ontario, Canada. T NX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication.

22 © Copyright 2016 Tonix Pharmaceuticals Tonix’s AtEase study in military - related PTSD: primary endpoint and power considerations • Primary endpoint is the change from baseline of the Clinician Administered PTSD Scale for DSM - 5 (CAPS - 5) ‒ Raters are trained, certified, and monitored for reliability throughout the study • Powered at ≥80% to detect an effect size of 0.5 (Cohen’s d ) ‒ Translates to detection of difference of approximately 10 points (8.5 - 11.5) at group level between TNX - 102 SL 2.8 mg and placebo for the reduction in total CAPS - 5 score ‒ Approximately 66 completers needed in each of the TNX - 102 SL and placebo groups ‒ A 10 - point differen c e between treatment groups is approximately equivalent to a 17 - point difference on CAPS - 4 for DSM - IV T NX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication.

Limitations of current FDA-approved pharmacotherapies for PTSD

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- **Britain's National Institute for Clinical Excellence (NICE) National Clinical Practice Guideline for management of PTSD reported an effect size in paroxetine trials of 0.42 and for sertraline trials, the effect size was 0.26[1]**
  - A *priori,* NICE had set a threshold of 0.5 as an effect size that would indicate a clinically meaningful effect on PTSD
  - NICE stated that neither of these two FDA-approved therapies had conclusive evidence to determine if there was a clinically important difference from placebo

- **Limited treatment response to SSRIs in Males and US Military**
  - In a review of sertraline registration trials, no effect on PTSD demonstrated for male subgroups in an FDA-conducted post-hoc analysis
  - None of the four double-blind placebo-controlled trials of SSRIs in US military veterans demonstrated any evidence that SSRIs were superior to placebo[2]

[1] *National Clinical Practice Guideline No. 26, National Institute for Clinical Excellence, 2005.*
[2] *Davidson J, Journal of Psychopharmacology, 2015.*

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TNX-102 SL's potential as a treatment for PTSD is supported by clinical evidence and pharmacology

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- **TNX-102 SL is active on receptor sites believed to have treatment potential for sleep problems in PTSD**
  - Targeted receptors include 5-HT2a, alpha-1 adrenergic, and histamine-1 receptors
- **Efficacy of "tricyclic" drug class in PTSD is supported by clinical data[1]**
  - Oral tricyclics have side effects that limited their use
- **Improvements observed in BESTFIT study relate to PTSD core symptoms[2]**

Outcome Measure at Week 12 in BESTFIT	*p* value
PROMIS Sleep Disturbance	0.005
FIQ-R Anxiety Item	0.015
FIQ-R Sensitivity Item	0.017

$p < 0.05$ → statistically significant

1 Davidson J, J Psychopharm 2015;29;264.
2 Phase 2b BESTFIT study data.
TNX-102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication.

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© Copyright 2016 Tonix Pharmaceuticals

Phase 2 "AtEase" trial of TNX-102 SL in PTSD is fully enrolled

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TNX-102 SL at bedtime once-daily
2.8 mg — *N ~ 90*

TNX-102 SL at bedtime once-daily
5.6 mg — *N ~ 90*

Placebo at bedtime once-daily
N ~ 45

12 weeks → ***open-label extension***

Top line data expected 2Q 2016

- Randomized, double-blind, placebo-controlled trial in military-related PTSD
- Randomized>240; approximately 25 U.S. clinical sites
- **Primary efficacy endpoint:**
  - Difference in Clinician-Administered PTSD Scale (CAPS) score between TNX-102 SL 2.8 mg and placebo at 12 weeks

TNX-102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication.

© Copyright 2016 Tonix Pharmaceuticals

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26 © Copyright 2016 Tonix Pharmaceuticals Intellectual property • Composition - of - matter (eutectic) ‒ Patents filed ‒ Protection expected to 2034 • Pharmacokinetics (PK) ‒ Patents filed ‒ Protection expected to 2033 • Method - of - use ‒ Fibromyalgia : patents issued, 2020 expiry ‒ PTSD: patents filed TNX - 102 SL Fibromyalgia , PTSD Wholly - owned by Tonix with no obligations to others TNX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication.

27 © Copyright 2016 Tonix Pharmaceuticals Proprietary cyclobenzaprine hydrochloride eutectic mixture stabilizes tablet formulation 1 Base particle (K 2 HPO 4 ) Base particle (K 2 HPO 4 ) Base particle (K 2 HPO 4 ) Eutectic formulation Protective crystal Cyclobenzaprine - HCl (CBP - HCl) Eutectic formulation protects CBP - HCl from base and makes stable tablet with rapid absorption properties Pure CBP - HCl interacts with base and tablet disintegrates Cyclobenzaprin e free base Protectic™ US Patent applications 14/214,433 and 14/776,624 - Eutectic Formulations

28 © Copyright 2016 Tonix Pharmaceuticals Formulation with base increases systemic absorption of sublingual cyclobenzaprine 1 Concentration gradient increases diffusion of free base across oral mucosa (Le Chatelier’s Principle) CBP - HCl Cyclobenzaprin e free base Oral mucosa CBP - HCl Low pH (acidic) High pH (basic) Systemic exposure Base (K 2 HPO 4 ) + + + + + + + + + + + + + + + + + + + + + + + + + + +f + + + + + + + US Patent applications 13/918,692. 14/214,433 and 14/776,624 - Eutectic Formulations

29 © Copyright 2016 Tonix Pharmaceuticals Cyclobenzaprine is detected in plasma within minutes following sublingual TNX - 102 SL Plasma Concentration Versus Time of TNX - 102 SL Compared to Cyclobenzaprine IR 0 0.5 1.0 1.5 Concentration (ng/L) 2500 1500 1000 500 2000 0 TNX - 102 SL 2.8 mg Cyclobenzaprine IR 5 mg Time (h) Source: US Patent applications 13/918,692 – Transmucosal absorption TNX - 102 SL (cyclobenzaprine HCl sublingual tablets, 2.8 mg) is an Investigational New Drug and is not approved for any indication.

30 © Copyright 2016 Tonix Pharmaceuticals Financial overview NASDAQ: TNXP Cash, cash equivalents, and marketable securities reported at September 30, 2015 $ 55.0 million Cash used in operations in 2015 through September 30 $ 30.6 million Shares outstanding (February 22, 2016) 18.8 million

31 © Copyright 2016 Tonix Pharmaceuticals Management team Seth Lederman, MD President & CEO Jessica Edgar Morris Acting CFO, Chief Administrative Officer Bruce Daugherty, PhD, MBA Chief Scientific Officer Ronald Notvest, PhD SVP, Commercial Planning & Development Gregory Sullivan, MD Chief Medical Officer

32 © Copyright 2016 Tonix Pharmaceuticals Board of directors Seth Lederman, MD Chairman Ernest Mario, PhD ALZA, Glaxo, Reliant Pharma John Rhodes NYSERDA, NRDC, Booz Allen Hamilton Samuel Saks, MD Jazz Pharma, ALZA, Johnson & Johnson Charles Mather BTIG, Janney, Jefferies, Cowen, Smith Barney Stuart Davidson Labrador Ventures, Alkermes , Combion Patrick Grace Apollo Philanthropy, WR Grace, Chemed Donald Landry, MD, PhD Chair of Medicine, Columbia University

Milestones – recent and upcoming

33

TNX-102 SL – Fibromyalgia

- ✓ May 2015 — Began Phase 3 AFFIRM study
- ✓ November 2015 — Presented additional data from Phase 2b BESTFIT study at ACR Meeting
- ☐ 3Q 2016 — Report top-line results from AFFIRM study

TNX-102 SL – Post-Traumatic Stress Disorder

- ✓ December 2015 — Entered into CRADA with USAMMDA
- ✓ December 2015 — Reported completion of enrollment in Phase 2 AtEase study
- ☐ 2Q 2016 — Report top-line results from AtEase study

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© Copyright 2016 Tonix Pharmaceuticals - Confidential - Do not duplicate or distribute NASDAQ: TNXP 509 Madison Avenue New York, NY 10022 (212) 980 - 9155 www.tonixpharma.com